MARKETING SERVICES AGREEMENT


                  This Marketing Services Agreement (the "Agreement") is entered into this ______ day of November 1999, by and between RBID.com, Inc., a Florida corporation ("RBID"), Growth Into Greatness, a Texas corporation,("GROWTH"), and LARRY THOMPSON ("THOMPSON").

                                    RECITALS:
                                    ---------

                  WHEREAS, RBID develops and markets Internet-related services including, but not limited to, the Online Mall at www.rbid.com, which is designed as an online shopping mall with various vendors selling their own goods and services, for which RBID receives a commission based upon the sales of the vendors through its Online Mall; and

                  WHEREAS, THOMPSON provides sales and marketing services for businesses including, but not limited to, the business of building of independent distributors in the network marketing field (i.e., Multi-Level Marketing); and

                  WHEREAS, RBID and THOMPSON (through his entity GROWTH) had entered into an agreement dated April ___, 1999 in which THOMPSON, through GROWTH, was granted the right to act as a marketing person (the "Old Agreement") in order to generate sales through its Online Mall; and

                  WHEREAS, GROWTH had assigned its rights and delegated its duties under the Old Agreement to THOMPSON; and

                  WHEREAS, RBID and THOMPSON desire to terminate the Old Agreement and to enter into a new marketing agreement under the terms and conditions set forth herein; and

                  WHEREAS, RBID desires to engage the services of THOMPSON in order to increase the sales generated through its Online Mall; and

                  WHEREAS, THOMPSON desires to perform marketing services for RBID in return for the compensation of commissions and stock options from the network marketing efforts.


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                  NOW, THEREFORE, in consideration of the above recitals, mutual covenants, agreements, and promises contained in this Agreement, the parties agree as follows:

                                   AGREEMENT:
                                   ----------


                  1.                Settlement Payment.
                                    A. Shares RBID, in complete  satisfaction of
all obligations under the Old Agreement, shall cause to be delivered to THOMPSON on January 1, 2000 SEVEN HUNDRED THOUSAND (700,000) shares of the common stock of RBID which shares were issued to Jim Ferras by Rbid in the 4th Quarter of 1998. Said transfer of shares is in settlement of disputes existing under the April 1999 Agreement and the only condition to the transfer of said shares shall be the execution of the Agreement by THOMPSON and GROWTH. The failure of either of them to comply with any other provisions of this Agreement shall not divest THOMPSON of said shares. The shares will carry appropriate legends as may be required by applicable Federal and State Law. This will result in the shares being restricted shares and the shares may not be disposed of unless RBID causes the shares to be registered or THOMPSON complies with applicable securities laws or an exemption from registration thereof. RBID agrees that in the event that it shall file a registration statement with the Securities and Exchange Commission to register the shares of its common stock, it shall grant to THOMPSON the right to piggy back all 700,000 shares with the registration statement. RBID shall be reimbursed a proportionate amount of its reasonable fees and costs in connection with the piggy backing of the THOMPSON shares and in connection with all post-effective amendments thereto. The cost shall be prorated based upon the ratio of shares registered for THOMPSON to the total number of shares registered. B. OMITTED

                  2. Marketing Services. During the Term of this Agreement, THOMPSON shall perform marketing services, on a non exclusive basis, for RBID including, without limitation, promoting the RBID Web site (through, among other things, advertisements, public relations work, and networking with participants in multi-level marketing) to retail customers in order to increase sales and to potential distributors in order to entice them to join RBID Online

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Mall as either an independent  distributor  or a vendor.  The parties intend for
THOMPSON's marketing services to dramatically increase the sales volume of the RBID Online Mall, and the foregoing description of marketing services is illustrative, and not all-encompassing, of the types of services THOMPSON will provide for RBID.

                  3. Marketing Structure. RBID will place THOMPSON as a fully qualified National Affiliate in the full master position. In addition, RBID will pay THOMPSON for each supersite sold compensation in the amount of Twenty Five Dollars ($25.00). Further, RBID shall pay to THOMPSON a five dollar ($5.00) per supersite unit override on the monthly fees paid by supersite owners. All compensation to be paid to THOMPSON shall only be paid by RBID with respect to sales made by THOMPSON or through his specific downline group. In no event shall THOMPSON participate in the sales of other persons providing marketing services and sales of sites to RBID.

                  4. Start-Up Bonus. RBID shall pay THOMPSON a start-up bonus of $100 for each of the first 300 supersites sold by THOMPSON through himself or his downline group, during the term of this Agreement.

                  5. Options For Performance. RBID will grant THOMPSON an option to purchase up to Two Million (2,000,000) shares based upon the following earn out schedule:

                   (i) If  gross  sales of RBID  generated  by  THOMPSON  or his downline group reach $10,000,000.00 for any twelve (12) month period during the term of this Agreement, THOMPSON may acquire 500,000 shares of RBID's common stock at a purchase price of $.50 per share;

                   (ii) If gross  sales of RBID  generated  by  THOMPSON  or his downline group for any twenty four (24) month period during the term of this Agreement is greater than $35,000,000, but less than $60,000,000, THOMPSON may acquire an additional 500,000 shares of RBID's Common Stock at a purchase price of $.50 per share; and

                  (iii) If gross sales of RBID generated by THOMPSON or his downline group for any thirty six (36) month period during the


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                  term of this Agreement  equals  $60,000,000 or more,  THOMPSON may acquire an additional 1,000,000 shares of RBID's common stock at a purchase price of $.50 per share. In no event shall the number of shares of RBID common stock which THOMPSON may acquire exceed Two Million (2,000,000) shares.

         After THOMPSON has obtained the right to acquire two million (2,000,000) shares of common stock of the RBID, THOMPSON shall have no further rights to acquire any additional shares of Common Stock of RBID under this Agreement.

         THOMPSON shall serve written notice upon RBID of the intent to exercise the option and shall tender payment to the Company at the time of the notice of exercise. In the event that RBID shall not attain the gross receipts required in order for THOMPSON to acquire the shares of common stock within the time periods set forth in this Agreement, the option granted THOMPSON shall lapse, terminate and be of no further force or effect.

                  6. Non-Exclusive Marketing By Thompson for RBID. THOMPSON and any entity or person in which Thompson owns a legal or beneficial interest, or any person that could be considered a related person as defined by Section 318 of the Internal Revenue Code of 1986, as amended, shall be entitled to provide marketing services to any other business on the Internet, including competitors of RBID, so long as THOMPSON does not violate the provisions of paragraph 8 below.

                  7. Non Exclusive Marketing for RBID. THOMPSON and any entity or person in which THOMPSON owns a legal or beneficial interest, or any person that could be considered a related person as defined by Section 318 of the Internal Revenue Code of 1986, as amended, agrees that during the term of this Agreement, RBID may employ other persons to sell the supersites and other products of RBID and that THOMPSON shall not be deemed to have an exclusive right to market on behalf of RBID.


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

                  8.       Trade Secrets.

                           (a)      RBID  covenants  and agrees to  protect  the
genealogy of THOMPSON and to take all reasonable steps to protect the same.

                           (b)      THOMPSON  covenants  and  agrees  to hold in
strictest confidence, and not disclose to any person without the express written consent of RBID, any and all of RBID's proprietary information, as defined in Subsection (d) below, except as such disclosure may be required in connection with his performance of marketing services hereunder. This covenant and agreement shall survive this Agreement and continue to be binding upon THOMPSON after the expiration or termination of this Agreement, whether by passage of time or otherwise, so long as such information and data shall remain proprietary information.

                           (c)      Upon   expiration  or  termination  of  this
Agreement for any reason, THOMPSON shall immediately turnover to RBID any "Proprietary Information." THOMPSON shall have no right to retain any copies of any material qualifying as Proprietary Information for any reason whatsoever after expiration or termination of this Agreement without the express written consent of RBID.

                           (d)      For purposes of this Agreement, "Proprietary
Information"  means any  information or data disclosed by RBID to THOMPSON which
(i) if in tangible form or other media that can be converted to readable form, is clearly marked proprietary, confidential or private when disclosed, or (ii) if oral or visual, is identified as proprietary, confidential or private on disclosure. "Proprietary Information" shall not include any information which:
(i) is or becomes publicly available through no act or failure of THOMPSON; (ii) was or is rightfully learned by THOMPSON from a source other than RBID before being received from RBID; or (iii) becomes independently available to THOMPSON as a matter of right from a third party. If only a portion of the Proprietary Information is or becomes publicly available, then only than portion shall not be Proprietary Information hereunder. THOMPSON acknowledges and agrees that all such Proprietary Information is and shall be deemed to be RBID's trade secrets, and any use of such Proprietary Information (whether by THOMPSON or a third party) would constitute misappropriation of trade secrets and unfair competition under the laws of the State of California.

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


                  9. Warranty of THOMPSON. THOMPSON warrants and represents that THOMPSON has the experience to develop an organization to provide the basis for sale of the RBID products in the network marketing field.

                  10. Term and Termination. This Agreement shall commence as of the date of this Agreement and shall continue for a period of Three (3) years, and automatically renew for successive (3) years terms (the "Term"), unless earlier terminated pursuant to this Section. RBID may terminate this Agreement at any time for Good Cause by giving THOMPSON written notice of termination at least Five (5) days prior to the effective date of termination. For purposes of this Section, "Good Cause" shall mean the following:

                           (a)      The  conviction  of  THOMPSON  of a  felony,
fraud, embezzlement or an act of moral turpitude which, in the good faith judgment of the Board of Directors of RBID, is likely to cause material harm to the customer relations, operations, business prospects or reputation of RBID or any of its affiliates; or

                           (b)      The   commission  of  any  act  by  THOMPSON
constituting financial dishonesty against RBID or any of its affiliates; provided, however, that in the absence of a conviction or plea of guilty or nolo contendere, RBID will have the burden of proving the commission of such act by a preponderance of the evidence; or

                           (c)      The  repeated  failure by THOMPSON to follow
the reasonable and lawful directives of Board of Directors of RBID with respect to a matter or matters involving the marketing of RBID products; provided, however, that if any such breach occurs, said breach may be cured by THOMPSON, after delivery by RBID to THOMPSON of a written notice of the specific breach and THOMPSON shall effectuate a cure of said breach within ten (10) days after the delivery of said written notice by RBID (time being of the essence with respect thereto); or

                           (d)      The willful and material  breach by THOMPSON
of the provisions of Section 3 hereof; provided, however, that if any such breach occurs, said breach may be cured by THOMPSON, after delivery by RBID to THOMPSON of a written notice of the specific breach and THOMPSON shall effectuate a cure of said breach within ten (10) days after the delivery of said written notice by RBID (time being of the essence with respect thereto); or

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


                           (e)      The sale by RBID of substantially all of its
assets to a third person. There shall be a Pro Ration of Options upon termination under this paragraph 10(e) as set forth in paragraph 11 below.

                           (f)      A change in  control  of RBID such that more
than 50.1 percent of the ownership of RBID is acquired by a third person. There shall be a Pro Ration of Options upon termination under the paragraph 10(f) as set forth in paragraph 11 below.

                           (g)      The  filing of a petition  for relief  under
the Bankruptcy Code by RBID on the date that the termination notice is transmitted.

         For purposes of this Agreement, the Effective Date of Termination shall be the eleventh (11th) day following the delivery by RBID to THOMPSON of a notice of default under this Agreement that has not been cured or the date of delivery of written notice that an event under this Section 10 (e), (f) or (g) has occurred.

                  11. Effect of Termination. In the event that RBID terminates this Agreement for Good Cause, then in addition to all other remedies RBID may have, THOMPSON shall be entitled to receive all earned commissions up to the effective date of termination and shall be entitled to exercise a pro rata amount of options. In order to determine the amount of options that THOMPSON would be entitled to exercise upon the Effective Date of Termination, RBID shall divide the actual sales made by THOMPSON up to the Effective Date of termination by the sales figures set forth in section 5 of this Agreement. For example, if the Agreement is terminated 9 months from the execution, and THOMPSON has made sales of $6,000,000, the number of shares that THOMPSON can acquire by option will be $6,000,000 divided by $10,000,000 times 500,000 or 300,000 shares. If the Agreement is terminated after 18 months from the date of execution, and THOMPSON has made sales of $20,000,000, the number of shares that THOMPSON can acquire will equal 500,000 under section 5 (i) plus $20,000,000 divided by $60,000,000 times 500,000 or 150,000 shares. If the Agreement is terminated after 25 months of the date of execution, and THOMPSON has made sales of $30,000,000, the number of shares that THOMPSON can acquire will equal 500,000


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


under section 5 (i) plus $30,000,000 divided by $60,000,000 times 500,000 or 250,000 shares.

THOMPSON shall exercise the options within ninety (90) days after the Effective Date of termination.

                  12.      THOMPSON Right to Terminate.

         In the event that RBID shall default under any obligation set forth in this Agreement, said breach may be cured by RBID, after delivery by THOMPSON to RBID of a written notice of the specific breach and RBID shall effectuate a cure of said breach within ten (10) days after the delivery of said written notice by THOMPSON (time being of the essence with respect thereto).

         For purposes of this Agreement, the Effective Date of Termination shall be the eleventh (11th) day following the delivery of a notice of default by one party to the other party which has not been cured under this Agreement. In the event that THOMPSON shall terminate this Agreement pursuant to this Section 12, the provisions of Section 11 apply with respect to THOMPSON's right to compensation and stock options.

                  13. Marketing Dispute Resolution. In the event that a dispute shall arise between THOMPSON and any other person that RBID may contract with for marketing services, THOMPSON agrees to notify Mr. Horst Danning, in writing, of the basis of the dispute. Upon receipt by Mr. Danning of the writing from THOMPSON, Mr. Danning will conduct a meeting at which time Mr. Danning will determine the propriety of the claim asserted by THOMPSON. The determination of the validity or lack thereof of the claim of THOMPSON by Horst Danning shall be final and conclusive and THOMPSON agrees not to seek arbitration or judicial review of any said determination.

                  14. Indemnification by RBID. RBID shall indemnify THOMPSON and GROWTH and hold them harmless from any claim by previous supersite purchasers through THOMPSON or his downline distributor or claims by any downline distributors or marketing representatives for transactions which took place prior to the date of this Agreement. This provision is in settlement of disputes under the April 1999 Agreement and shall be effective on execution of the Agreement.


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                  15.      Release By THOMPSON

                  Except as to the rights, duties, liabilities and obligations arising out of this AGREEMENT, THOMPSON does hereby for himself, his legal successors and assigns, and each of them, release and absolutely forever discharge RBID, its employees, attorneys, officers, directors, shareholders, agents, partners, affiliates, predecessors, affiliates, legal successors and assigns, and each of them, of and from any and all claims and agreements existing as of the date of this Agreement, together with all demands, damages, debts, liabilities, accounts, actions and causes of action of every kind and nature whatsoever, whether known or unknown, suspected or unsuspected, which he ever had or now has, arising out of or related to said claims or the Old Agreement, so that he shall have no claim of any kind or nature whatsoever on or against the persons or entities herein released, their legal successors and assigns, and each of them, directly or indirectly, on any contract or on any supposed liability or thing or act undertaken, done or omitted to be done, at any time prior to the date hereon, which is in any way related to any and all claims or agreements arising from or in connection with his affiliation with RBID and under the Old Agreement.

                  16.      RELEASE BY GROWTH.

                  Except as to the rights, duties, liabilities and obligations arising out of this AGREEMENT, GROWTH does hereby for itself, its legal successors and assigns, and each of them, release and absolutely forever discharge RBID, of and from any and all claims and agreements existing as of the date of this Agreement, together with all demands, damages, debts, liabilities, accounts, actions and causes of action of every kind and nature whatsoever, whether known or unknown, suspected or unsuspected, which it ever had or now has, arising out of or related to said claims or the Old Agreement, so that it shall have no claim of any kind or nature whatsoever on or against the persons or entities herein released, their legal successors and assigns, and each of them, directly or indirectly, on any contract or on any supposed liability or thing or act undertaken, done or omitted to be done, at any time prior to the


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date  hereon,  which is in any way  related to any and all claims or  agreements arising from or in connection with its affiliation with RBID and under the Old Agreement.

                  17.      RELEASE BY RBID.

                  Except as to the rights, duties, liabilities and obligations arising out of this AGREEMENT, RBID does hereby for itself, its legal successors and assigns, and each of them, release and absolutely forever discharge THOMPSON and GROWTH, of and from any and all claims and agreements existing as of the date of this Agreement, together with all demands, damages, debts, liabilities, accounts, actions and causes of action of every kind and nature whatsoever, whether known or unknown, suspected or unsuspected, which it ever had or now has, arising out of or related to said claims or the Old Agreement, so that it shall have no claim of any kind or nature whatsoever on or against the persons or entities herein released, their legal successors and assigns, and each of them, directly or indirectly, on any contract or on any supposed liability or thing or act undertaken, done or omitted to be done, at any time prior to the date hereon, which is in any way related to any and all claims or agreements arising from or in connection with its affiliation with RBID and under the Old Agreement.

                  18.      RELEASES TO BE GENERAL.

                  Each releasing party acknowledges that they have been informed by independent counsel of the provisions of Section 1542 of the Civil Code of the State of California, and each party does hereby expressly waive and relinquish all rights and benefits which it, he, she or they have or may have under such section, which reads as follows:

                           "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."


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                  Each  party  acknowledges  that they are  aware  that they may hereafter discover facts different from and in addition to those they now know or believe to be true with respect to the matters herein released, and they agree that these releases shall be and remain in effect in all respects as complete general releases as to the matters released, notwithstanding any such different additional facts.

                  19.      WARRANTY REGARDING RELEASED MATTERS.

                  Each party represents and warrants that he has not heretofore assigned or transferred or purported to transfer or assign to any person, firm or corporation, any matter herein released. Each party agrees to indemnify and hold harmless the other against any claim, demand, damage, debt, liability, account, action or cause of action, cost or expense, including attorneys' fees actually paid or incurred, arising out of or in connection with any such transfer or assignment or purported or claimed transfer or assignment.

                  20.      Miscellaneous.

                           (a)      Headings.   The  subject   headings  of  the
sections and subsections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

                           (b)      Integration;   Modification;   Waiver.  This
Agreement, including all exhibits (all of which are incorporated into the Agreement), constitutes and contains the entire agreement and understanding concerning the subject matter between the parties, sets forth all inducements made by any party to any other party with respect to any of the subject matter, and supersedes and replaces all prior and contemporaneous negotiations, proposed agreements or agreements, whether written or oral. Each of the parties acknowledges to each of the other parties that no other party nor any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express or implied, written or oral, not contained herein concerning the subject matter hereof to induce it to execute this Agreement, and each of the parties acknowledges that it has not executed this Agreement in reliance on any promise, representation or warranty not contained herein. No supplement, modification, or amendment of this Agreement shall be binding unless executed in


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writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                           (c)      Counterparts. This Agreement may be executed
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           (d)      Parties   in   Interest.   Nothing  in  this
Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

                           (e)      Assignment.   This   Agreement  may  not  be
assigned by THOMPSON. This Agreement may be assigned by RBID to RWAY CORPORATION, a wholly owned subsidiary of RBID. If assigned by RBID, it shall be binding on, and shall inure to the benefit of, the parties to it and its successors, and assigns.

                           (f)      Recovery of Litigation  Costs.  If any legal
action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' and professional's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                           (g)      Interpretation.   In   the   event   of  any
ambiguity in the interpretation of this Agreement, the interpretation of this Agreement shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman.

                           (h)      Cumulative  Rights and Remedies.  The rights
and remedies in this Agreement shall be cumulative, and in addition to, any duties, obligations, rights and remedies otherwise provided by law.

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

                           (i)      Severability.   In  the   event   that   any
provision of this Agreement is deemed invalid, illegal, or unenforceable, all other provisions of the Agreement which are not affected by such invalidity, illegality or unenforceability, shall remain in full force and effect. Further, the parties hereby agree that if any such provision is deemed invalid, illegal or unenforceable, that provision shall be limited or eliminated in scope, power or effect to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

                           (j)      Notices. All notices, requests, demands, and
other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service, if served personally on the party to whom notice is to be given; (ii) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid; or (iii) One (1) business day after (a) deposit with a nationally recognized overnight courier, or (b) transmission by telecopy or similar means, if a copy of the notice is also sent via first class mail, registered or certified, postage prepaid or by overnight courier, provided that a transmission report is generated reflecting the accurate transmission of the notice. All notices, requests, demands, and other communications must be addressed as follows:

                To RBID at:               Mr. Horst Danning
                                          RBID.com, Inc.
                                          24461 Ridge Route, 2nd Floor
                                          Laguna Hills, California 92663
                                          Fax:  (949) 470-4576

                With a copy to:
                                          Mr. Terry A. Ickowicz, Esq.
                                          2049 Century Park East, #760
                                          Los Angeles, California 90067
                                          Fax:  (310) 277-4622

                To THOMPSON at: LARRY THOMPSON
                                          1355 Potero Road
                                          Westlake, California 91311
                                          Fax:  (805) 381-0589

                With a copy to:
                                          Mr. Roger Browning, Esq.
                                          360 N. Bedford Drive, Suite 204
                                          Beverly Hills, CA 90210
                                          Fax:  (310) 271-6041

Any party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

                           (l)      Governing Law;  Jurisdiction and Venue. This
Agreement has been executed and delivered by the parties in California, and the parties have offices in California and the performance of the Agreement is to occur primarily in California. Accordingly, the parties agree that this Agreement shall be governed by, construed in accordance with and enforced under the laws of the State of California, without regard to the conflicts of laws provisions thereof. The parties further agree that exclusive jurisdiction and venue of any action with respect to this Agreement shall be the Superior Court for the County of Los Angeles, State of California or the United States District Court for the Central District of California, and each party submits itself to the jurisdiction and venue of such courts for the purpose of such action.

                           (m)      Authority.   The   undersigned   individuals
execute this Agreement on behalf of the respective parties, and represent that they are authorized to enter into and execute this Agreement on behalf of such parties.

                           (n)      Further  Assurances.  The  parties  agree to
execute all instruments and documents of further assurance and will do any and all such acts as may be reasonably required to carry out their obligations and to consummate the transactions contemplated herein.

                           (o)      Time of the Essence. All times stated herein
are of the essence.

                           (p)      Survival.  The covenants  and  agreements of
THOMPSON shall survive this Agreement and continue to be binding upon THOMPSON after the expiration or termination of this Agreement, whether by passage of time or otherwise, so long as such information and data shall remain Proprietary Information.

                           (q)      Advice of Counsel.  Each party  acknowledges
and agrees that it has given mature and careful thought to this Agreement and that it has been given the opportunity to independently review this Agreement with its own independent legal counsel.

                           (r)      Continuous Services.  THOMPSON shall provide
the services on a continued basis throughout the terms of this Agreement.

                           (s)      Taxes. THOMPSON shall be responsible for all
applicable income, franchise, gross receipts, sales and/or use taxes, if any, however designated or levied, to the applicable tax agencies which amount is based upon the compensation paid for services provided by THOMPSON to RBID under this Agreement. RBID shall not withhold any tax from any payments made to THOMPSON and THOMPSON shall indemnify and hold RBID harmless from the imposition of any tax, penalty or interest which may be assesses by any taxing authority with respect to any and all payments made by RBID to THOMPSON pursuant to this Agreement.

                           (t)      Relationship of the Parties. Nothing in this
Agreement shall be deemed or construed by the parties, nor by any third party, as creating the relationship of principal and agent or creating a partnership or joint venture between the parties hereto, it being understood and agreed that neither the method or computation of compensation, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties other than the relationship of an independent contractor relationship of THOMPSON to RBID.

                           (u)      Gender.  Whenever herein the singular number
is used the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                 RBID
                                 ----

                                 RBID.com, Inc., a Florida corporation


                                 By:  /s/Horst Danning
                                      -----------------
                                      Horst Danning
                                      Its: President


                                 By:  /s/Debbie Martinez
                                     -------------------
                                      Debbie Martinez
                                      Its: Secretary



                                 GROWTH
                                 ------

                                 GROWTH INTO GREATNESS, INC.


                                 By:  /s/Larry Thompson
                                      -----------------
                                      Larry Thompson

                                      Its:President


                                 By   /s/Larry Thompson
                                      -----------------
                                      Its: Secretary



                                 THOMPSON
                                 --------


                                      /s/Larry Thompson
                                      -------------------
                                      Larry Thompson, an individual